UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2026

NANO DIMENSION LTD.

(Exact name of registrant as specified in its charter)

State of Israel

(State or Other Jurisdiction

of Incorporation)

001-37600	52-0029109
(Commission File Number)	(I.R.S. Employer Identification No.)

60 Tower Road Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

(866) 496-1805

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
American Depositary Shares each representing one Ordinary Share par value NIS 5.00 per share (1) Ordinary Shares, par value NIS 5.00 per share (2)	NNDM	The Nasdaq Stock Market LLC
Rights to Purchase American Depositary Shares, each American Depositary Share representing one Ordinary Share, par value NIS 5.00 per share	NNDM	The Nasdaq Stock Market LLC

(1) Evidenced by American Depositary Receipts.

(2) Not for trading, but only in connection with the listing of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Material Definitive Agreement.

On July 17, 2026, Nano Dimension Ltd. (the “Company”) entered into a Settlement Agreement (the “Agreement”) by and among the Company, members of the Company’s Board of Directors (the “Board”), and Murchinson Ltd. and its affiliated entities and persons (collectively, “Murchinson”).

Pursuant to the terms of the Agreement, (i) each of Robert Pons, David Stehlin, Dr. Joshua Rosensweig, and Andrew Sriubas (the “Departing Directors”) resigned from the Board and all positions with the Company and its subsidiaries, effective immediately following execution of the Agreement, (ii) the Company appointed each of Pinchos (Paul) Fruchthandler, Moshe Rozenbaum and Eliezer Eli Tarlow (the “New Directors”) to serve as a member of the Board as a Class I, Class II and Class III director, respectively, with an initial term expiring at the Company’s 2026 annual general meeting of shareholders to fill the vacancies resulting from the resignations of the Departing Directors, and (iii) Murchinson irrevocably withdrew its demand, dated May 21, 2026, that the Company call an extraordinary general meeting of shareholders (the “EGM”) to vote on various proposals submitted by Murchinson, enabling the Company to cancel the EGM previously scheduled to be held on July 31, 2026, which has been cancelled. In addition, parties to the Agreement also agreed to certain litigation-related provisions, including a mutual release of certain claims and a covenant not to initiate or pursue certain legal proceedings, as well as certain non-disparagement provisions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of the resignations of the Departing Directors and the appointments of the New Directors, a change in control of the Company occurred on July 17, 2026.

Except as disclosed herein, there are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Chief Executive Officer and Directors

In connection with the execution of the Agreement, on July 17, 2026, the Departing Directors submitted irrevocable resignations from the Board and all positions with the Company and its subsidiaries, effective immediately following execution of the Agreement. The resignations of the Departing Directors were not due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices. In addition, Mr. Stehlin resigned as the Chief Executive Officer of the Company (“CEO”), effective immediately following execution of the Agreement.

(c) Appointment of Interim Chief Executive Officer

On July 21, 2026, Mr. Rozenbaum was appointed as the Interim CEO of the Company.

Mr. Rozenbaum, age 44, has many years of experience as a strategic business leader with deep expertise in financial markets, capital raising, and corporate development. From May 2023 to August 2025, Mr. Rozenbaum served as the VP – Corporate Development of the Company. Mr. Rozenbaum has served as an external director and Chairman of the Audit Committee of Lifeward Ltd. (Nasdaq: LFWD) since March 2026. Prior to that, from January 2019 to June 2022, Mr. Rozenbaum served as the Head of Business Development for Yedid Capital Management Inc., and from 2011 to 2019, served as the Chief Financial Officer and Chief Operating Officer of Fluent Trade Technologies Ltd. and previously served as a Senior Accountant at Ernst & Young. Mr. Rozenbaum holds a B.A. in accounting from Touro University and is a Certified Public Accountant.

Except as disclosed herein, there are no arrangements or understandings between Mr. Rozenbaum and any other person pursuant to which Mr. Rozenbaum was appointed as the Interim CEO. Mr. Rozenbaum does not have any family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and is not party to any transactions or proposed transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The compensation of Mr. Rozenbaum for his service as Interim CEO has yet to be determined. The Company will enter into its standard form of indemnification agreement with Mr. Rozenbaum.

(d) Appointment of Directors

Effective immediately following execution of the Agreement on July 17, 2026, each of the New Directors were appointed to serve as a member of the Board as a Class I, Class II and Class III director, respectively, with an initial term expiring at the Company’s 2026 annual general meeting of shareholders to fill the vacancies resulting from the resignations of the Departing Directors. In connection with their appointments, the Board determined that each of Messrs. Fruchthandler and Tarlow qualifies as an independent director under the applicable Nasdaq rules.

Except as disclosed herein, there are no arrangements or understandings between Messrs. Fruchthandler or Tarlow and any other person pursuant to which Messrs. Fruchthandler or Tarlow was appointed as a director of the Company. Neither Mr. Fruchthandler nor Mr. Tarlow is party to any transactions or proposed transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Each of Messrs. Fruchthandler and Tarlow will receive the standard compensation as the Company’s other directors. The Company will enter into its standard form of indemnification agreement with each of Messrs. Fruchthandler and Tarlow.

In addition, on July 21, 2026, each of Messrs. Fruchthandler and Tarlow was appointed as a member of the Audit Committee and the Compensation Committee of the Board, and Mr. Borenstein was appointed as the Chair of the Board.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 5.07.

An estimate of the anticipated cost to the Company of the solicitation of proxies was included in the Company’s proxy statement for the EGM.

Item 8.01.	Other Events.

On July 20, 2026, the Company and Murchinson issued a joint press release announcing the Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Settlement Agreement, dated July 17, 2026, by and among Nano Dimension Ltd., and Murchinson Ltd., furnished herewith.

99.1	Joint Press Release of the Company and Murchinson, dated July 20, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nano Dimension Ltd. (Registrant)

Date: July 21, 2026	By:	/s/ John Brenton
John Brenton
Chief Financial Officer